United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: March-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ ROBERT DUNN	4/21/05
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	March 31, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	50,522,681	—			50,522,681	39,306,505	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	10,106,859				10,106,859	8,150,000	263,222,286	242,886,238
Interest Income/Other Income	501,010				501,010		5,514,757	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		46,302,400	—
Transfers between Accounts	(3,057,267)	3,057,267			—		0	—
Proceeds from the Sale of Assets
							—	—

Total Receipts	7,550,602	3,057,267	—	—	10,607,869	8,150,000	315,039,444	244,107,238

Disbursements
Gross Payroll/Payroll Taxes		3,057,267			3,057,267	1,922,500	45,105,832	46,216,945
Sales, Use & Other Taxes	196,750				196,750		1,271,743	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	194,504				194,504		762,381	—
Insurance/Payroll WH paid from operating accounts	7,694				7,694		107,627	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,748,344				1,748,344	2,035,055	42,238,325	33,935,743
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	5,187,436				5,187,436	4,210,000	126,548,178	125,432,824
					—		—
Deposits to Lenders	—				—		51,444,496	2,500,000
Professional fees - Carve-out	882,984				882,984	1,136,850	18,598,052	16,794,300
US Trustee Quarterly Fees	—				—	—	519,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	8,217,712	3,057,267	—	—	11,274,979	9,304,405	286,596,435	225,358,063

Net Cash Flow
(Receipts less Disbursements)	(667,109)	—	—	—	(667,109)	(1,154,405)	28,443,009	18,749,176

Cash - End of Month	49,855,572	—	—	—	49,855,572	38,152,100	49,413,079	38,152,100

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 3/4	BUDGET 3/11	BUDGET 3/18	BUDGET 3/25	BUDGET MONTH MAR
Beginning Cash	$39,306,505	$39,339,342	$39,345,955	$37,918,737	$39,306,505
Cash Receipts
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,500,000	1,750,000	1,750,000	1,650,000	7,650,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	500,000	500,000
	—	—	—	—	—

Total Cash Receipts	2,500,000	1,750,000	1,750,000	2,150,000	8,150,000

Cash Disbursements
Loan Proceeds Checks	850,000	1,000,000	1,000,000	1,100,000	3,950,000
Expenses related to Loans	70,000	80,000	60,000	50,000	260,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	920,000	1,080,000	1,060,000	1,150,000	4,210,000

					—

NET CASH RECEIPTS	1,580,000	670,000	690,000	1,000,000	3,940,000

					—
CASH DISBURSEMENTS:					—
					—
Operating Cash Disbursements					—
					—
Advertising	25,000	15,000	10,000	10,000	60,000
Bank Charges	—	3,500	30,000	—	33,500
Claims Funding*	35,000	70,000	42,500	42,500	190,000
Company Auto	20,000	1,500	1,500	1,900	24,900
Computer Costs	8,125	1,500	8,125	1,500	19,250
Dues And Subscriptions	1,500	—	3,000	—	4,500
Employee Reimbursements - collections exp	3,750	3,250	3,250	3,250	13,500
Equipment Rental	—	3,000	2,500	3,000	8,500
Fixed Assets	6,000	25,000	8,000	2,000	41,000
Forms & Printing	18,000	—	32,150	—	50,150
Insurance	2,300	20,500	500	500	23,800
Meals & Entertainment	15,000	10,000	1,075	2,000	28,075
Miscellaneous	16,000	3,000	3,000	3,000	25,000
Office Expense	4,000	4,000	4,000	4,000	16,000
Postage	8,225	8,225	8,225	8,225	32,900
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	20,000	—	—	20,000
Professional Fees-Ordinary Course	15,000	10,000	15,000	10,000	50,000
Rent	1,500	9,600	1,500	191,000	203,600
Repairs & Maintenance	4,250	4,000	5,250	4,000	17,500
Roadgard	—	—	—	—	—
Seminars & Meetings	10,000	—	—	—	10,000
Taxes & Licenses	20,000	5,800	12,350	1,500	39,650
Telephone	32,000	10,000	30,000	31,500	103,500
Temporary Agency Staff	3,050	3,050	3,050	3,050	12,200
Board of Directors	4,000	—	—	—	4,000
Travel	30,000	10,000	3,000	500	43,500
Utilities	11,000	11,000	12,500	11,250	45,750

Total Operating Cash Disbursements	293,700	251,925	240,475	334,675	1,120,775

					—
Total Cash Disbursements by Group					—
Corporate	35,900	33,425	31,975	44,675	145,975
Tico Credit	—	—	—	—	—
Southern Management	257,800	218,500	208,500	290,000	974,800
Thaxton Premium Finance	—	136	400	—	536
Thaxton Commercial Lending	10	458	610	684	1,762
Thaxton Insurance Group	13,592	4,659	21,231	2,602	42,084

Total Operating Cash Disbursements	307,302	257,178	262,716	337,961	1,165,157

					—
Other Items					—
					—
Interest to Finova	—	—	487,280	—	487,280
Payroll Paid TTG	35,000	—	35,000	—	70,000
Payroll Paid SMC	797,000	—	955,000	95,000	1,847,000
401K	—	—	—	5,500	5,500
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	—	—
Credit Insurance Carrier	85,000	105,000	87,000	82,000	359,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	20,000	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	324,463	294,463	280,463	237,463	1,136,850

Total Other Items	1,253,463	411,463	1,876,743	431,963	3,973,630

					—
Cash from Operations					—
Total Collections	2,500,000	1,750,000	1,750,000	2,150,000	8,150,000
Total Disbursements	2,130,700	1,436,925	2,884,755	1,667,175	8,119,555

Net Cash from Operations	369,300	313,075	(1,134,755)	482,825	30,445

Restructuring Expense	(336,463)	(306,463)	(292,463)	(249,463)	(1,184,850)

Net Change in Cash	32,838	6,613	(1,427,218)	233,363	(1,154,405)

Adjustment due to New Budget Period					—

Ending Cash	39,339,342	39,345,955	37,918,737	38,152,100	38,152,100

THE THAXTON GROUP MONTHLY OPERATING REPORT - March 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for March-05

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	50,522,681.09	48,830,426.03	—	—	—	—	(6,438.05)		1,737,176.91	(38,483.80)

			—
TICO Cash Collected	31,174.50	—		—	—	—	—		—	31,174.50
SM Cash Collected	10,075,204.97	—		—	—	—	—		10,075,204.97	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	479.25	—		—	—	—	479.25		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	501,010.38	449,016.06		—	—	—	18.26		9,329.72	42,646.34
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,607,869.10	449,016.06	—	—	—	—	497.51	—	10,084,534.69	73,820.84

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	1,001,150.87		—	—	—	3,562.91		(969,689.66)	(35,024.12)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	10,591,758.08	1,450,166.93	—	—	—	—	4,060.42	—	9,114,845.03	22,685.70

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	4,949,135.46	—		—	—	—	(9.80)		4,949,145.26	—
Expenses related to Loans\Thaxton Insurance Group	238,300.91	—		—	—	—	977.80		255,428.78	(18,105.67)

Subtotal - Loans	5,187,436.37	—	—	—	—	—	968.00		5,204,574.04	(18,105.67)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	63,109.73	—		—	—	—	—		63,109.73	—
Bank Charges	51,395.72	34,138.96		—	—	—	—		17,256.76	—
Claims Funding*	150,980.22	18,521.23		—	—	—	—		132,458.99	—
Company Auto	3,138.22	—		—	—	—	—		3,138.22	—
Computer Costs	12,165.23	3,817.05		—	—	—	1,026.00		6,981.18	341.00
Dues And Subscriptions	3,479.83	—		—	—	—	—		3,479.83	—
Employee Reimbursements - collections exp	4,799.24	—		—	—	—	—		—	4,799.24
Equipment Rental	3,366.94	—		—	—	—	—		3,366.94	—
Fixed Assets	41,377.21	—		—	—	—	—		41,377.21	—
Forms & Printing	61,876.23	118.52		—	—	—	—		61,757.71	—
Insurance	7,693.71	(4,223.65)		—	—	—	—		11,917.36	—
Meals & Entertainment	13,689.74	38.30		—	—	—	—		13,549.28	102.16
Miscellaneous	9,523.26	4,063.26		—	—	—	—		5,440.00	20.00
Office Expense	13,560.50	2,020.92		—	—	—	—		7,032.96	4,506.62
Postage	43,714.56	163.03		—	—	—	—		43,126.51	425.02
Prepaid Expenses	212,500.00	—		—	—	—	—		212,500.00	—
Prepaid Software ABS	19,799.47	—		—	—	—	—		19,799.47	—
Professional Fees-Ordinary Course	28,665.41	22,898.02		—	—	—	—		1,524.13	4,243.26
Rent	194,503.73	5,981.00		—	—	—	—		186,842.90	1,679.83
Repairs & Maintenance	17,994.73	—		—	—	—	—		17,994.73	—
Seminars & Meetings	22,837.88	—		—	—	—	—		22,837.88	—
Taxes & Licenses	196,750.11	166,110.00		—	—	—	—		30,640.11	—
Telephone	113,271.23	7,254.87		—	—	—	62.03		105,885.44	68.89
Temporary Agency Staff	16,836.00	3,886.00		—	—	—	—		12,950.00	—
Travel	35,532.93	36.58		—	—	—	—		35,270.67	225.68
Utilities	44,642.18	2,310.90		—	—	—	—		41,140.50	1,190.78
Interest to Finova	482,184.85	482,184.85		—	—	—	—		—	—
Payroll Paid TTG	59,716.16	41,605.94		—	—	—	—		—	18,110.22
Payroll Paid SMC	2,997,550.51	—		—	—	—	—		2,997,550.51	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Credit Insurance Payments	378,356.31	—		—	—	—	—		378,356.31	—
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	882,984.00	882,984.00		—	—	—	—		—	—
Other	191,728.10	108,583.14		—	—	—	—		83,144.96	—

Total Other Cash Disbursements	6,513,923.94	1,916,692.92	—	—	—	—	1,088.03		4,560,430.29	35,712.70

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	11,701,360.31	1,916,692.92	—	—	—	—	2,056.03		9,765,004.33	17,607.03

	49,413,078.86	48,363,900.04	—	—	—	—	(4,433.66)		1,087,017.61	(33,405.13)

BANK ACCOUNT RECONCILED BALANCES:	49,413,078.86	48,363,900.04			—	—	(4,433.66)		1,087,017.61	(33,405.13)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ ROBERT DUNN
Signature

Robert Dunn	4/21/05
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		50,522,681.09		—	50,522,681.09

TICO Cash Collected		31,174.50	—	—	31,174.50
SM Cash Collected		10,075,204.97	—	—	10,075,204.97
TIG Cash Collected		—	—	—	—
TPF Cash Collected		479.25	—	—	479.25
TCL Cash Collected		—	—	—	—
Other Income Collected		501,010.38	—	—	501,010.38
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	10,607,869.10	—	—	10,607,869.10

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(3,057,266.67)	3,057,266.67	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,550,602.43	3,057,266.67	(16,111.02)	10,591,758.08

Cash Disbursements - Loans
Loan Proceeds Checks		4,949,135.46			4,949,135.46
Expenses related to Loans\Thaxton Insurance Group		238,300.91			238,300.91

Subtotal - Loans		5,187,436.37	—	—	5,187,436.37

		—
Cash Disbursements - Other		—
Advertising		63,109.73		—	63,109.73
Bank Charges		51,395.72	—	—	51,395.72
Claims Funding*		150,980.22		—	150,980.22
Company Auto		3,138.22	—	—	3,138.22
Computer Costs		12,165.23	—	—	12,165.23
Dues And Subscriptions		3,479.83	—	—	3,479.83
Employee Reimbursements - collections exp		4,799.24	—	—	4,799.24
Equipment Rental		3,366.94	—	—	3,366.94
Fixed Assets		41,377.21	—	—	41,377.21
Forms & Printing		61,876.23	—	—	61,876.23
Insurance		7,693.71	—	—	7,693.71
Meals & Entertainment		13,689.74	—	—	13,689.74
Miscellaneous		9,523.26	—	—	9,523.26
Office Expense		13,560.50	—	—	13,560.50
Postage		43,714.56	—	—	43,714.56
Prepaid Expenses		212,500.00	—	—	212,500.00
Prepaid Software ABS		19,799.47	—	—	19,799.47
Professional Fees-Ordinary Course		28,665.41	—	—	28,665.41
Rent		194,503.73	—	—	194,503.73
Repairs & Maintenance		17,994.73	—	—	17,994.73
Seminars & Meetings		22,837.88	—	—	22,837.88
Taxes & Licenses		196,750.11	—	—	196,750.11
Telephone		113,271.23	—	—	113,271.23
Temporary Agency Staff		16,836.00	—	—	16,836.00
Travel		35,532.93	—	—	35,532.93
Utilities		44,642.18	—	—	44,642.18
Interest to Finova		482,184.85	—	—	482,184.85
Payroll Paid TTG		—	59,716.16	—	59,716.16
Payroll Paid SMC		—	2,997,550.51	—	2,997,550.51
Restructuring Officer		60,000.00	—	—	60,000.00
Credit Insurance Payments		378,356.31	—	—	378,356.31
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		882,984.00	—	—	882,984.00
Other		191,728.10	—	—	191,728.10

Total Other Cash Disbursements		3,456,657.27	3,057,266.67	—	6,513,923.94

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		8,644,093.64	3,057,266.67	—	11,701,360.31

		49,429,189.88	—	(16,111.02)	49,413,078.86

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	1,916,692.92

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case # 03-13183
Monthly Court Report for March-05
FED ID# 57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	48,830,426.03	—	47,237,838.61	416,061.45	1,176,570.61	(44.64)	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	449,016.06	—	56,525.85		391,490.00	—	1,000.21
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	449,016.06	—	56,525.85	—	391,490.00	—	1,000.21

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,001,150.87	—	(500,000.00)	(4,032.00)	1,463,576.93	41,605.94	—
	—
	—					—

Total Cash receipts	1,450,166.93	—	(443,474.15)	(4,032.00)	1,855,066.93	41,605.94	1,000.21

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	34,138.96		82.98		34,055.98	—
Claims Funding*	18,521.23				18,521.23
Company Auto	—				—
Computer Costs	3,817.05				3,817.05
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	118.52				118.52
Insurance	(4,223.65)				(4,223.65)
Meals & Entertainment	38.30				38.30
Miscellaneous	4,063.26				4,063.26
Office Expense	2,020.92				2,020.92
Postage	163.03				163.03
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	22,898.02				22,898.02
Rent	5,981.00				5,981.00
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	166,110.00				166,110.00
Telephone	7,254.87				7,254.87
Temporary Agency Staff	3,886.00				3,886.00
Travel	36.58				36.58
Utilities	2,310.90				2,310.90
Interest to Finova	482,184.85				482,184.85
Payroll Paid TTG	41,605.94					41,605.94
Payroll Paid SMC	—
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	74,200.00				74,200.00
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	882,984.00				882,984.00
Other	108,583.14				108,583.14

Total Other Cash Disbursements	1,916,692.92	—	82.98	—	1,875,004.00	41,605.94	—

TOTAL ALL CASH DISBURSEMENTS	1,916,692.92	—	82.98	—	1,875,004.00	41,605.94	—

	48,363,900.04	—	46,794,281.48	412,029.45	1,156,633.54	(44.64)	1,000.21

Book Balance per bank rec.	48,363,900.04	—	46,794,281.48	412,029.45	1,156,633.54	(44.64)	1,000.21
	—						—
					—
	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	48,830,426.03	—	—	48,830,426.03

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	449,016.06	—	—	449,016.06
Proceeds from the sales of the TICO Assets

SUBTOTAL	449,016.06	—	—	449,016.06

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,001,150.87	—	—	1,001,150.87
			—	—
	—	—	—	—

Total Cash receipts	1,450,166.93	—	—	1,450,166.93

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	34,138.96	—	—	34,138.96
Claims Funding*	18,521.23	—	—	18,521.23
Company Auto	—	—	—	—
Computer Costs	3,817.05	—	—	3,817.05
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	118.52	—	—	118.52
Insurance	(4,223.65)	—	—	(4,223.65)
Meals & Entertainment	38.30	—	—	38.30
Miscellaneous	4,063.26	—	—	4,063.26
Office Expense	2,020.92	—	—	2,020.92
Postage	163.03	—	—	163.03
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	22,898.02	—	—	22,898.02
Rent	5,981.00	—	—	5,981.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	166,110.00	—	—	166,110.00
Telephone	7,254.87	—	—	7,254.87
Temporary Agency Staff	3,886.00	—	—	3,886.00
Travel	36.58	—	—	36.58
Utilities	2,310.90	—	—	2,310.90
Interest to Finova	482,184.85	—	—	482,184.85
Payroll Paid TTG	—	41,605.94	—	41,605.94
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	74,200.00	—	—	74,200.00
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	882,984.00	—	—	882,984.00
Other	108,583.14	—	—	108,583.14
Total Other Cash Disbursements	1,875,086.98	41,605.94	—	1,916,692.92

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,875,086.98	41,605.94	—	1,916,692.92

	48,405,505.98	(41,605.94)	—	48,363,900.04

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursement for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for March-05
FED ID# 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,056.03
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,056.03

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for March-05
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(6,438.05)	7,034.47	(13,472.52)			(6,438.05)	—	—	(6,438.05)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	479.25		479.25			479.25	—	—	479.25
TCL Cash Collected	—					—	—	—	—
Other Income Collected	18.26	—	18.26			18.26	—	—	18.26

SUBTOTAL	497.51	—	497.51	—		497.51	—	—	497.51

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,562.91		3,562.91	—		3,562.91	—	—	3,562.91
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	4,060.42	—	4,060.42	—		4,060.42	—	—	4,060.42

Cash Disbursements - Loans
Loan Proceeds Checks	(9.80)		(9.80)			(9.80)	—	—	(9.80)
Expenses related to Loans	977.80		977.80			977.80	—	—	977.80

Subtotal - Loans	968.00	—	968.00	—		968.00			968.00

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	1,026.00		1,026.00			1,026.00	—	—	1,026.00
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	62.03		62.03			62.03	—	—	62.03
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	1,088.03	—	1,088.03	—	—	1,088.03	—	—	1,088.03

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,056.03	—	2,056.03	—		2,056.03	—	—	2,056.03

	(4,433.66)	7,034.47	(11,468.13)	—		(4,433.66)	—	—	(4,433.66)

Book Balance per bank rec.	(4,433.66)	7,034.47	(11,468.13)

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for March-05
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursement - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for March-05
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursement for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for March-05
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursement for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for March-05
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for March-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(38,483.80)	—	—	—	—	—	(0.00)	—	—	—	(38,483.80)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	31,174.50	—	—	—	—	—	31,174.50	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	42,646.34	—	—	11,214.29	12,932.49	—	8,458.36	—	233.35	9,807.85	—

SUBTOTAL	73,820.84	—	—	11,214.29	12,932.49	—	39,632.86	—	233.35	9,807.85	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(35,024.12)	—	—	(10,680.97)	—	—	(53,119.61)	—	(759.41)	(8,440.47)	37,976.34
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	(16,111.02)	—	—	—	(16,111.02)	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	22,685.70	—	—	533.32	(3,178.53)	—	(13,486.75)	—	(526.06)	1,367.38	37,976.34

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(18,105.67)	—	—	(1,647.38)	(3,621.38)	—	(14,295.06)	—	(526.06)	—	1,984.21

Subtotal - Loans	(18,105.67)	—	—	(1,647.38)	(3,621.38)	—	(14,295.06)	—	(526.06)	—	1,984.21

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	4,799.24	—	—	2,180.70	442.85	—	808.31	—	—	1,367.38	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	102.16	—	—	—	—	—	—	—	—	—	102.16
Miscellaneous	20.00	—	—	—	—	—	—	—	—	—	20.00
Office Expense	4,506.62	—	—	—	—	—	—	—	—	—	4,506.62
Postage	425.02	—	—	—	—	—	—	—	—	—	425.02
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	4,243.26	—	—	—	—	—	—	—	—	—	4,243.26
Rent	1,679.83	—	—	—	—	—	—	—	—	—	1,679.83
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—	—	—	—	—	—
Telephone	68.89	—	—	—	—	—	—	—	—	—	68.89
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	225.68	—	—	—	—	—	—	—	—	—	225.68
Utilities	1,190.78	—	—	—	—	—	—	—	—	—	1,190.78
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	18,110.22	—	—	—	—	—	—	—	—	—	18,110.22
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	35,712.70	—	—	2,180.70	442.85	—	808.31	—	—	1,367.38	30,913.46

TOTAL ALL CASH DISBURSEMENTS	17,607.03	—	—	533.32	(3,178.53)	—	(13,486.75)	—	(526.06)	1,367.38	32,897.67

			—	—	—	—	—	—	—	—	—

	(33,405.13)	—	—	0.00	—	—	—	—	—	—	(33,405.13)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(33,405.13)	—	—	—	—	—	(0.00)	0.00	—	—	(33,405.13)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(38,483.80)	—	—	(38,483.80)

		—	—	—
TICO Cash Collected	31,174.50	—	—	31,174.50
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	42,646.34	—	—	42,646.34

SUBTOTAL	73,820.84	—	—	73,820.84

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(53,134.34)	18,110.22	—	(35,024.12)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	(16,111.02)	—		(16,111.02)
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	4,575.48	18,110.22	—	22,685.70

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	—			—
Expenses related to Loans	(18,105.67)			(18,105.67)

Subtotal - Loans	(18,105.67)			(18,105.67)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	4,799.24	—	—	4,799.24
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	102.16	—	—	102.16
Miscellaneous	20.00	—	—	20.00
Office Expense	4,506.62	—	—	4,506.62
Postage	425.02	—	—	425.02
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	4,243.26	—	—	4,243.26
Rent	1,679.83	—	—	1,679.83
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	68.89	—	—	68.89
Temporary Agency Staff	—	—	—	—
Travel	225.68	—	—	225.68
Utilities	1,190.78	—	—	1,190.78
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	18,110.22	—	18,110.22
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	17,602.48	18,110.22	—	35,712.70

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(503.19)	18,110.22	—	17,607.03

	(33,405.13)	—	—	(33,405.13)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for March-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(38,483.80)	—	—							(38,483.80)	(38,483.80)	—	—	(38,483.80)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,575.48	—	—	533.32	(3,178.53)	—	(13,486.75)	(526.06)	1,367.38	19,866.12	4,575.48	—	—	4,575.48
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	4,575.48	—	—	533.32	(3,178.53)	—	(13,486.75)	(526.06)	1,367.38	19,866.12	4,575.48	—	—	4,575.48

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(18,105.67)			(1,647.38)	(3,621.38)		(14,295.06)	(526.06)		1,984.21	(18,105.67)			(18,105.67)

Subtotal - Loans	(18,105.67)	—	—	(1,647.38)	(3,621.38)	—	(14,295.06)	(526.06)	—	1,984.21	(18,105.67)			(18,105.67)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	4,799.24			2,180.70	442.85		808.31		1,367.38		4,799.24	—	—	4,799.24
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	102.16									102.16	102.16	—	—	102.16
Miscellaneous	20.00									20.00	20.00	—	—	20.00
Office Expense	4,506.62									4,506.62	4,506.62	—	—	4,506.62
Postage	425.02									425.02	425.02	—	—	425.02
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	4,243.26									4,243.26	4,243.26	—	—	4,243.26
Rent	1,679.83									1,679.83	1,679.83	—	—	1,679.83
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	68.89									68.89	68.89	—	—	68.89
Temporary Agency Staff	—										—	—	—	—
Travel	225.68									225.68	225.68	—	—	225.68
Utilities	1,190.78									1,190.78	1,190.78	—	—	1,190.78
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	17,602.48	—	—	2,180.70	442.85	—	808.31	—	1,367.38	12,803.24	17,602.48	—	—	17,602.48

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(503.19)	—	—	533.32	(3,178.53)	—	(13,486.75)	(526.06)	1,367.38	14,787.45	(503.19)	—	—	(503.19)

			—	—	—	—	—	—	—	—

	(33,405.13)	—	—	—	—	—	—	—	—	(33,405.13)	(33,405.13)	—	—	(33,405.13)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(33,405.13)		—							(33,405.13)

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	32,897.67
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$32,897.67

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for March-05
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(38,483.80)	(38,483.80)	—		(38,483.80)	—		(38,483.80)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	37,976.34	19,866.12	18,110.22		19,866.12	18,110.22	—	37,976.34
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	37,976.34	19,866.12	18,110.22	—	19,866.12	18,110.22	—	37,976.34

Cash Disbursements - Loans
—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	1,984.21	1,984.21			1,984.21			1,984.21

Subtotal - Loans	1,984.21	1,984.21	—		1,984.21	—	—	1,984.21

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	102.16	102.16			102.16	—	—	102.16
Miscellaneous	20.00	20.00			20.00	—	—	20.00
Office Expense	4,506.62	4,506.62			4,506.62	—	—	4,506.62
Postage	425.02	425.02			425.02	—	—	425.02
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	4,243.26	4,243.26			4,243.26	—	—	4,243.26
Rent	1,679.83	1,679.83			1,679.83	—	—	1,679.83
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	68.89	68.89			68.89	—	—	68.89
Temporary Agency Staff	—	—			—	—	—	—
Travel	225.68	225.68			225.68	—	—	225.68
Utilities	1,190.78	1,190.78			1,190.78	—	—	1,190.78
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	18,110.22	—	18,110.22		—	18,110.22	—	18,110.22
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	30,913.46	12,803.24	18,110.22	—	12,803.24	18,110.22	—	30,913.46

TOTAL ALL CASH DISBURSEMENTS	32,897.67	14,787.45	18,110.22	—	14,787.45	18,110.22	—	32,897.67

	(33,405.13)	(33,405.13)	—	—	(33,405.13)	—	—	(33,405.13)

Book Balance per bank rec.	(33,405.13)	(33,405.13)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursement for the TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for March-05
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(526.06)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($526.06)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursement for the TICO-SC	Case # 03-13191	Case No. 03-13191
Monthly Court Report for March-05
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	233.35	233.35			233.35	—	—	233.35

SUBTOTAL	233.35	233.35	—		233.35	—	—	233.35

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(759.41)	(759.41)	—		(759.41)	—	—	(759.41)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(526.06)	(526.06)	—	—	(526.06)	—	—	(526.06)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(526.06)	(526.06)			(526.06)	—	—	(526.06)

Subtotal - Loans	(526.06)	(526.06)	—		(526.06)	—	—	(526.06)

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	(526.06)	(526.06)	—	—	(526.06)	—	—	(526.06)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursement for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for March-05
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for March-05
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	533.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$533.32

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE	Case No. 03-13182
Monthly Court Report for March-05
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	11,214.29	11,214.29

SUBTOTAL	11,214.29	11,214.29	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(10,680.97)	(10,680.97)	—	—	—	—	—	—	—	—
—
—
—
—

Total Cash Receipts and Transfers	533.32	533.32	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(1,647.38)	(1,647.38)

Subtotal - Loans	(1,647.38)	(1,647.38)	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—			—	—	—	—		—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements -collections exp	2,180.70	2,180.70
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	2,180.70	2,180.70	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	533.32	533.32	—	—	—	—	—	—	—	—

	0.00	0.00	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—

Case No. 03-13182

	Operating	Payroll	Other	Total
	—	—	—	—

		—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	11,214.29	—	—	11,214.29

	11,214.29	—	—	11,214.29

	—	—	—	—
	—	—	—	—
	(10,680.97)	—	—	(10,680.97)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

—	533.32	—	—	533.32

	—			—
	(1,647.38)			(1,647.38)

	(1,647.38)	—	—	(1,647.38)

—
—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	2,180.70	—	—	2,180.70
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

—	2,180.70	—	—	2,180.70

	—	—	—	—

—	533.32	—	—	533.32

—	0.00	—	—	0.00

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for March-05
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(13,486.75)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($13,486.75)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for March-05
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	31,174.50	31,174.50			31,174.50	—	—	31,174.50
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	8,458.36	8,458.36			8,458.36	—	—	8,458.36

SUBTOTAL	39,632.86	39,632.86	—	—	39,632.86	—	—	39,632.86

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(53,119.61)	(53,119.61)	—		(53,119.61)	—	—	(53,119.61)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(13,486.75)	(13,486.75)	—	—	(13,486.75)	—	—	(13,486.75)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(14,295.06)	(14,295.06)			(14,295.06)	—	—	(14,295.06)

Subtotal - Loans	(14,295.06)	(14,295.06)	—	—	(14,295.06)	—	—	(14,295.06)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	808.31	808.31			808.31	—	—	808.31
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	808.31	808.31	—	—	808.31	—	—	808.31

—

TOTAL ALL CASH DISBURSEMENTS	(13,486.75)	(13,486.75)	—	—	(13,486.75)	—	—	(13,486.75)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for March-05
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—

	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	(3,178.53)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($3,178.53)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for March-05
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	12,932.49	12,932.49		12,932.49	—	—	12,932.49

SUBTOTAL	12,932.49	12,932.49	—	12,932.49	—	—	12,932.49

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	(16,111.02)	(16,111.02)		—	—	(16,111.02)	(16,111.02)
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(3,178.53)	(3,178.53)	—	12,932.49	—	(16,111.02)	(3,178.53)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(3,621.38)	(3,621.38)		(3,621.38)	—	—	(3,621.38)

Subtotal - Loans	(3,621.38)	(3,621.38)		(3,621.38)	—	—	(3,621.38)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	442.85	442.85		442.85	—	—	442.85
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	442.85	442.85		442.85	—	—	442.85

TOTAL ALL CASH DISBURSEMENTS	(3,178.53)	(3,178.53)		(3,178.53)	—	—	(3,178.53)

	—	—		16,111.02	—	(16,111.02)	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	1,367.38
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,367.38

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for March-05
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	9,807.85	9,807.85			9,807.85	—	—	9,807.85

SUBTOTAL	9,807.85	9,807.85	—	—	9,807.85	—	—	9,807.85

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(8,440.47)	(8,440.47)	—	—	(8,440.47)	—	—	(8,440.47)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	1,367.38	1,367.38	—	—	1,367.38	—	—	1,367.38

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	1,367.38	1,367.38			1,367.38	—	—	1,367.38
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	1,367.38	1,367.38	—	—	1,367.38	—	—	1,367.38

TOTAL ALL CASH DISBURSEMENTS	1,367.38	1,367.38	—	—	1,367.38	—	—	1,367.38

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN - DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for March-05
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for March-05
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for March-05
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—			—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for March-05
FED ID# 57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. –
Monthly Court Report for March-05
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,737,176.91	257,808.65	889,776.62	488,899.76	38,048.62	—	161,392.44	(98,749.18)	1,737,176.91	—	—	1,737,176.91

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,075,204.97	307,531.21	2,673,147.34	2,453,331.52	1,212,371.86	1,299,267.79	928,655.18	1,200,900.07	10,075,204.97	—	—	10,075,204.97
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	9,329.72	—	—	—	—	9,180.93	—	148.79	9,329.72	—	—	9,329.72

SUBTOTAL	10,084,534.69	307,531.21	2,673,147.34	2,453,331.52	1,212,371.86	1,308,448.72	928,655.18	1,201,048.86	10,084,534.69	—	—	10,084,534.69

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,997,550.51)	2,997,550.51	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(969,689.66)	(67,321.64)	(761,390.83)	184,334.38	186,788.10	32,833.74	47,374.47	(592,307.88)	(969,689.66)	—	—	(969,689.66)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,114,845.03	240,209.57	1,911,756.51	2,637,665.90	1,399,159.96	1,341,282.46	976,029.65	608,740.98	6,117,294.52	2,997,550.51	—	9,114,845.03

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,949,145.26	172,339.94	1,373,188.22	1,437,129.56	647,234.94	731,786.29	587,466.31	—	4,949,145.26			4,949,145.26
Expenses related to Loans	255,428.78	10,987.11	56,882.27	73,899.13	42,165.75	40,322.36	31,034.39	137.77	255,428.78			255,428.78

Subtotal - Loans	5,204,574.04	183,327.05	1,430,070.49	1,511,028.69	689,400.69	772,108.65	618,500.70	137.77	5,204,574.04			5,204,574.04

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	63,109.73	2,412.65	15,186.93	13,534.54	6,964.05	5,955.98	4,700.12	14,355.46	63,109.73			63,109.73
Bank Charges	17,256.76	—	—	—	—	—	—	17,256.76	17,256.76	—	—	17,256.76
Claims Funding*	132,458.99	1,660.84	16,830.12	30,652.96	7,889.68	12,717.54	11,953.03	50,754.82	132,458.99			132,458.99
Company Auto	3,138.22	—	744.58	236.49	981.89	—	280.00	895.26	3,138.22	—	—	3,138.22
Computer Costs	6,981.18	6.35	998.81	1,297.19	2,132.11	1,622.65	16.26	907.81	6,981.18	—	—	6,981.18
Dues And Subscriptions	3,479.83	—	—	140.00	2,420.00	—	350.00	569.83	3,479.83	—	—	3,479.83
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,366.94	—	—	—	53.50	—	—	3,313.44	3,366.94	—	—	3,366.94
Fixed Assets	41,377.21	—	—	—	987.26	506.76	29,033.32	10,849.87	41,377.21	—	—	41,377.21
Forms & Printing	61,757.71	2,960.38	20,406.03	13,008.98	7,406.57	7,517.86	4,487.93	5,969.96	61,757.71	—	—	61,757.71
Insurance	11,917.36	447.10	3,825.04	2,697.76	1,599.47	1,709.36	1,103.42	535.21	11,917.36	—	—	11,917.36
Meals & Entertainment	13,549.28	399.93	1,758.70	1,622.12	792.96	29.53	920.05	8,025.99	13,549.28	—	—	13,549.28
Miscellaneous	5,440.00	222.50	1,160.00	1,297.50	1,080.00	1,000.00	105.00	575.00	5,440.00	—	—	5,440.00
Office Expense	7,032.96	96.35	1,826.35	826.00	828.67	1,066.80	268.92	2,119.87	7,032.96	—	—	7,032.96
Postage	43,126.51	869.23	7,788.22	13,108.37	4,040.27	6,175.31	1,916.84	9,228.27	43,126.51	—	—	43,126.51
Prepaid Expenses	212,500.00	—	—	—	—	—	—	212,500.00	212,500.00	—	—	212,500.00
Prepaid Software ABS	19,799.47	982.08	7,106.54	4,419.36	2,700.72	2,700.72	1,723.07	166.98	19,799.47	—	—	19,799.47
Professional Fees-Ordinary Course	1,524.13	—	218.13	—	—	—	—	1,306.00	1,524.13	—	—	1,524.13
Rent	186,842.90	6,458.18	55,104.34	37,327.93	25,077.88	19,353.23	22,639.83	20,881.51	186,842.90	—	—	186,842.90
Repairs & Maintenance	17,994.73	87.27	4,495.27	5,571.06	2,340.77	3,039.04	1,988.39	472.93	17,994.73	—	—	17,994.73
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	22,837.88	—	255.00	702.43	345.00	—	—	21,535.45	22,837.88	—	—	22,837.88
Taxes & Licenses	30,640.11	—	910.70	12,263.31	7,434.69	7,033.25	1,610.84	1,387.32	30,640.11	—	—	30,640.11
Telephone	105,885.44	4,049.52	31,102.70	22,675.85	17,298.75	12,221.14	10,349.59	8,187.89	105,885.44	—	—	105,885.44
Temporary Agency Staff	12,950.00	—	—	—	—	—	—	12,950.00	12,950.00	—	—	12,950.00
Travel	35,270.67	1,615.70	7,067.05	3,933.86	2,107.55	187.83	2,899.91	17,458.77	35,270.67	—	—	35,270.67
Utilities	41,140.50	2,602.25	13,212.99	7,855.51	7,158.13	5,536.83	4,774.79	—	41,140.50	—	—	41,140.50
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,997,550.51	115,603.70	420,681.26	950,148.16	472,889.09	394,831.80	316,271.17	327,125.33	—	2,997,550.51	—	2,997,550.51
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	378,356.31	—	—	158,253.27	139,327.80	80,775.24	—	—	378,356.31	—	—	378,356.31
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	83,144.96	2,252.48	26,355.43	15,485.21	6,482.98	5,192.94	771.64	26,604.28	83,144.96	—	—	83,144.96

Total Other Cash Disbursements	4,560,430.29	142,726.51	637,034.19	1,297,057.86	720,339.79	569,173.81	418,164.12	775,934.01	1,562,879.78	2,997,550.51	—	4,560,430.29

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,765,004.33	326,053.56	2,067,104.68	2,808,086.55	1,409,740.48	1,341,282.46	1,036,664.82	776,071.78	6,767,453.82	2,997,550.51	—	9,765,004.33

			—

	1,087,017.61	171,964.66	734,428.45	318,479.11	27,468.10	—	100,757.27	(266,079.98)	1,087,017.61	—	—	1,087,017.61

Book Balance per bank rec.	1,087,017.61	171,964.66	734,428.45	318,479.11	27,468.10	—	100,757.27	(266,079.98)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for March-05	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(593,998.74)	—	—	—	—	—		(593,998.74)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,989,484.80	286,306.82	2,344,140.07	2,466,310.99	1,226,904.16	1,182,922.26	922,124.28	560,776.22
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	8,989,484.80	286,306.82	2,344,140.07	2,466,310.99	1,226,904.16	1,182,922.26	922,124.28	560,776.22

Cash Disbursements - Loans
Loan Proceeds Checks	4,949,145.26	172,339.94	1,373,188.22	1,437,129.56	647,234.94	731,786.29	587,466.31
Expenses related to Loans	255,428.78	10,987.11	56,882.27	73,899.13	42,165.75	40,322.36	31,034.39	137.77

Subtotal - Loans	5,204,574.04	183,327.05	1,430,070.49	1,511,028.69	689,400.69	772,108.65	618,500.70	137.77

Cash Disbursements - Other
Advertising	63,109.73	2,412.65	15,186.93	13,534.54	6,964.05	5,955.98	4,700.12	14,355.46
Bank Charges	17,256.76							17,256.76
Claims Funding*	132,458.99	1,660.84	16,830.12	30,652.96	7,889.68	12,717.54	11,953.03	50,754.82
Company Auto	3,138.22		744.58	236.49	981.89		280.00	895.26
Computer Costs	6,981.18	6.35	998.81	1,297.19	2,132.11	1,622.65	16.26	907.81
Dues And Subscriptions	3,479.83			140.00	2,420.00		350.00	569.83
Employee Reimbursements - collections exp	—
Equipment Rental	3,366.94				53.50			3,313.44
Fixed Assets	41,377.21				987.26	506.76	29,033.32	10,849.87
Forms & Printing	61,757.71	2,960.38	20,406.03	13,008.98	7,406.57	7,517.86	4,487.93	5,969.96
Insurance	11,917.36	447.10	3,825.04	2,697.76	1,599.47	1,709.36	1,103.42	535.21
Meals & Entertainment	13,549.28	399.93	1,758.70	1,622.12	792.96	29.53	920.05	8,025.99
Miscellaneous	5,440.00	222.50	1,160.00	1,297.50	1,080.00	1,000.00	105.00	575.00
Office Expense	7,032.96	96.35	1,826.35	826.00	828.67	1,066.80	268.92	2,119.87
Postage	43,126.51	869.23	7,788.22	13,108.37	4,040.27	6,175.31	1,916.84	9,228.27
Prepaid Expenses	212,500.00							212,500.00
Prepaid Software ABS	19,799.47	982.08	7,106.54	4,419.36	2,700.72	2,700.72	1,723.07	166.98
Professional Fees-Ordinary Course	1,524.13		218.13					1,306.00
Rent	186,842.90	6,458.18	55,104.34	37,327.93	25,077.88	19,353.23	22,639.83	20,881.51
Repairs & Maintenance	17,994.73	87.27	4,495.27	5,571.06	2,340.77	3,039.04	1,988.39	472.93
Roadgard	—
Seminars & Meetings	22,837.88		255.00	702.43	345.00			21,535.45
Taxes & Licenses	30,640.11		910.70	12,263.31	7,434.69	7,033.25	1,610.84	1,387.32
Telephone	105,885.44	4,049.52	31,102.70	22,675.85	17,298.75	12,221.14	10,349.59	8,187.89
Temporary Agency Staff	12,950.00							12,950.00
Travel	35,270.67	1,615.70	7,067.05	3,933.86	2,107.55	187.83	2,899.91	17,458.77
Utilities	41,140.50	2,602.25	13,212.99	7,855.51	7,158.13	5,536.83	4,774.79
Interest to Finova	—
Payroll Paid TTG	—
	2,315,101.01	75,856.96	697,716.65	608,372.60	290,052.77	236,471.60	201,730.63	204,899.80
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	378,356.31			158,253.27	139,327.80	80,775.24
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	83,144.96	2,252.48	26,355.43	15,485.21	6,482.98	5,192.94	771.64	26,604.28

Total Other Cash Disbursements	3,877,980.79	102,979.77	914,069.58	955,282.30	537,503.47	410,813.61	303,623.58	653,708.48

TOTAL ALL CASH DISBURSEMENTS	9,082,554.83	286,306.82	2,344,140.07	2,466,310.99	1,226,904.16	1,182,922.26	922,124.28	653,846.25

	(687,068.77)	—	—	—	—	—	—	(687,068.77)

Book Balance per bank rec.		—	—		—	—		(687,068.77)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	326,053.56
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$326,053.56

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for the Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for March-05
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	257,808.65	29,545.76	61,169.59	19,603.06	18,295.74	17,046.44	—	—	16,013.89	88,975.22	7,158.95		257,808.65	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	307,531.21	37,250.00	21,155.68	41,829.64	32,674.19	39,816.81	(19,061.60)	39,746.74	46,948.46	28,860.47	38,310.82		267,784.47	39,746.74	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	307,531.21	37,250.00	21,155.68	41,829.64	32,674.19	39,816.81	(19,061.60)	39,746.74	46,948.46	28,860.47	38,310.82	—	267,784.47	39,746.74	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(67,321.64)	(35,844.41)	(35,750.10)	(43,571.03)	(34,793.53)	(42,680.89)	305,368.42		(51,323.06)	(87,166.81)	(41,560.23)		(67,321.64)	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	240,209.57	1,405.59	(14,594.42)	(1,741.39)	(2,119.34)	(2,864.08)	286,306.82	39,746.74	(4,374.60)	(58,306.34)	(3,249.41)	—	200,462.83	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	172,339.94						172,339.94						172,339.94	—
Expenses related to Loans	10,987.11						10,987.11						10,987.11	—

Subtotal - Loans	183,327.05	—	—	—	—	—	183,327.05	—	—	—	—		183,327.05	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	2,412.65						2,412.65						2,412.65	—
Bank Charges	—						—						—	—	—
Claims Funding*	1,660.84						1,660.84						1,660.84	—
Company Auto	—						—						—	—	—
Computer Costs	6.35						6.35						6.35	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	—						—						—	—	—
Forms & Printing	2,960.38						2,960.38						2,960.38	—	—
Insurance	447.10						447.10						447.10	—	—
Meals & Entertainment	399.93						399.93						399.93	—	—
Miscellaneous	222.50						222.50						222.50	—	—
Office Expense	96.35						96.35						96.35	—	—
Postage	869.23						869.23						869.23	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	982.08						982.08						982.08	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	6,458.18						6,458.18						6,458.18	—	—
Repairs & Maintenance	87.27						87.27						87.27	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	—						—						—	—	—
Telephone	4,049.52						4,049.52						4,049.52	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	1,615.70						1,615.70						1,615.70	—	—
Utilities	2,602.25						2,602.25						2,602.25	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	115,603.70						75,856.96	39,746.74					75,856.96	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	2,252.48						2,252.48						2,252.48	—	—

Total Other Cash Disbursements	142,726.51	—	—	—	—	—	102,979.77	39,746.74	—	—	—		102,979.77	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	326,053.56	—	—	—	—	—	286,306.82	39,746.74	—	—	—		286,306.82	39,746.74	—

	171,964.66	30,951.35	46,575.17	17,861.67	16,176.40	14,182.36	—	—	11,639.29	30,668.88	3,909.54		171,964.66	—	—

Ending Bank Balance per bank rec.	171,964.66	30,951.35	46,575.17	17,861.67	16,176.40	14,182.36			11,639.29	30,668.88	3,909.54

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,808,086.55
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,808,086.55

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance - SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for March-05
FED ID# 57-0827143

	Consoli- dated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB &T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACH- OVIA DISBURSE- MENT ACCO - UNTS	WACH- OVIA PAY- ROLL ACCO- UNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	488,899.76	14,502.80	8,677.74	19,198.73	364,745.03	14,130.04		—	13,995.37	19,585.65	34,064.40	488,899.76	—	—	488,899.76

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,453,331.52	42,423.71	60,644.64	49,454.07	1,757,379.82	82,714.37	144,927.95		68,267.85	61,940.94	185,578.17	2,453,331.52	—	—	2,453,331.52
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,453,331.52	42,423.71	60,644.64	49,454.07	1,757,379.82	82,714.37	144,927.95	—	68,267.85	61,940.94	185,578.17	2,453,331.52	—	—	2,453,331.52

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	184,334.38	(49,050.63)	(62,806.59)	(54,772.07)	(1,903,181.83)	(91,593.66)	2,321,383.04	341,775.56	(69,910.56)	(68,350.95)	(179,157.93)	(157,441.18)	341,775.56	—	184,334.38
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	2,637,665.90	(6,626.92)	(2,161.95)	(5,318.00)	(145,802.01)	(8,879.29)	2,466,310.99	341,775.56	(1,642.71)	(6,410.01)	6,420.24	2,295,890.34	341,775.56	—	2,637,665.90

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	1,437,129.56						1,437,129.56					1,437,129.56			1,437,129.56
Expenses related to Loans	73,899.13						73,899.13					73,899.13			73,899.13

Subtotal - Loans	1,511,028.69						1,511,028.69					1,511,028.69			1,511,028.69

												—
												—
Cash Disbursements - Other												—
Advertising	13,534.54						13,534.54					13,534.54			13,534.54
Bank Charges	—											—	—	—	—
Claims Funding*	30,652.96						30,652.96					30,652.96			30,652.96
Company Auto	236.49						236.49					236.49	—	—	236.49
Computer Costs	1,297.19						1,297.19					1,297.19	—	—	1,297.19
Dues And Subscriptions	140.00						140.00					140.00	—	—	140.00
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	—						—					—	—	—	—
Forms & Printing	13,008.98						13,008.98					13,008.98	—	—	13,008.98
Insurance	2,697.76						2,697.76					2,697.76	—	—	2,697.76
Meals & Entertainment	1,622.12						1,622.12					1,622.12	—	—	1,622.12
Miscellaneous	1,297.50						1,297.50					1,297.50	—	—	1,297.50
Office Expense	826.00						826.00					826.00	—	—	826.00
Postage	13,108.37						13,108.37					13,108.37	—	—	13,108.37
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	4,419.36						4,419.36					4,419.36	—	—	4,419.36
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	37,327.93						37,327.93					37,327.93	—	—	37,327.93
Repairs & Maintenance	5,571.06						5,571.06					5,571.06	—	—	5,571.06
Roadgard	—						—					—	—	—	—
Seminars & Meetings	702.43						702.43					702.43	—	—	702.43
Taxes & Licenses	12,263.31						12,263.31					12,263.31	—	—	12,263.31
Telephone	22,675.85						22,675.85					22,675.85	—	—	22,675.85
Temporary Agency Staff	—						—					—	—	—	—
Travel	3,933.86						3,933.86					3,933.86	—	—	3,933.86
Utilities	7,855.51						7,855.51					7,855.51	—	—	7,855.51
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	950,148.16						608,372.60	341,775.56				608,372.60	341,775.56	—	950,148.16
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	158,253.27						158,253.27					158,253.27	—	—	158,253.27
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	15,485.21						15,485.21					15,485.21	—	—	15,485.21

Total Other Cash Disbursements	1,297,057.86	—	—	—	—	—	955,282.30	341,775.56	—	—	—	1,297,057.86	—	—	1,297,057.86

												—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,808,086.55	—	—	—	—	—	2,466,310.99	341,775.56	—	—	—	2,466,310.99	341,775.56	—	2,808,086.55

	318,479.11	7,875.88	6,515.79	13,880.73	218,943.02	5,250.75	—	—	12,352.66	13,175.64	40,484.64	318,479.11	—	—	318,479.11

Book Balance per bank rec.	318,479.11	7,875.88	6,515.79	13,880.73	218,943.02	5,250.75			12,352.66	13,175.64	40,484.64

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,067,104.68
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,067,104.68

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for March-05
FED ID# 57-1002963	Texas State Bank

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Commu- nity Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	Inter- national Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	889,776.62	14,269.70	12,272.13	9,699.02	13,731.26	18,642.26	23,087.27	22,056.21	23,272.30	12,370.30	124,737.54	13,602.05	15,876.21	16,652.84	17,982.97

	—
TICO Cash Collected	—
SM Cash Collected	2,673,147.34	38,513.51	55,584.15	45,937.65	58,435.30	42,429.92	68,434.96	50,160.39	33,435.90	42,623.43	647,718.54	56,777.20	39,373.38	41,281.20	36,118.52
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,673,147.34	38,513.51	55,584.15	45,937.65	58,435.30	42,429.92	68,434.96	50,160.39	33,435.90	42,623.43	647,718.54	56,777.20	39,373.38	41,281.20	36,118.52

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(761,390.83)	(43,397.37)	(59,373.99)	(50,778.49)	(65,829.41)	(46,709.80)	(74,181.13)	(56,637.12)	(39,460.35)	(45,809.22)	(713,635.64)	(62,094.62)	(41,948.16)	(44,531.49)	(39,251.24)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	1,911,756.51	(4,883.86)	(3,789.84)	(4,840.84)	(7,394.11)	(4,279.88)	(5,746.17)	(6,476.73)	(6,024.45)	(3,185.79)	(65,917.10)	(5,317.42)	(2,574.78)	(3,250.29)	(3,132.72)

Cash Disbursements - Loans
Loan Proceeds Checks	1,373,188.22
Expenses related to Loans	56,882.27

Subtotal - Loans	1,430,070.49	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	15,186.93
Bank Charges	—
Claims Funding*	16,830.12
Company Auto	744.58
Computer Costs	998.81
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	20,406.03
Insurance	3,825.04
Meals & Entertainment	1,758.70
Miscellaneous	1,160.00
Office Expense	1,826.35
Postage	7,788.22
Prepaid Expenses	—
Prepaid Software ABS	7,106.54
Professional Fees-Ordinary Course	218.13
Rent	55,104.34
Repairs & Maintenance	4,495.27
Roadgard	—
Seminars & Meetings	255.00
Taxes & Licenses	910.70
Telephone	31,102.70
Temporary Agency Staff	—
Travel	7,067.05
Utilities	13,212.99
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	26,355.43

Total Other Cash Disbursements	637,034.19	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,067,104.68	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	734,428.45	9,385.84	8,482.29	4,858.18	6,337.15	14,362.38	17,341.10	15,579.48	17,247.85	9,184.51	58,820.44	8,284.63	13,301.43	13,402.55	14,850.25

Book Balance per bank rec.	734,428.45	9,385.84	8,482.29	4,858.18	6,337.15	14,362.38	17,341.10	15,579.48	17,247.85	9,184.51	58,820.44	8,284.63	13,301.43	13,402.55	14,850.25

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559

Beginning Cash Position	13,037.53	8,465.07	18,492.74	29,915.88	9,659.90	47,054.71	27,511.69	58,414.99

TICO Cash Collected		—
SM Cash Collected	57,805.83	57,826.72	28,240.01	49,132.77	22,206.50	42,689.81	37,765.03	44,357.67
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	57,805.83	57,826.72	28,240.01	49,132.77	22,206.50	42,689.81	37,765.03	44,357.67

GENERAL LEDGER DEPOSITS AND TRANSFERS	(60,439.62)	(62,233.41)	(31,307.42)	(54,980.95)	(24,149.81)	(46,799.21)	(41,455.03)	(47,615.57)

Total Cash Receipts and Transfers	(2,633.79)	(4,406.69)	(3,067.41)	(5,848.18)	(1,943.31)	(4,109.40)	(3,690.00)	(3,257.90)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	10,403.74	4,058.38	15,425.33	24,067.70	7,716.59	42,945.31	23,821.69	55,157.09

Book Balance per bank rec.	10,403.74	4,058.38	15,425.33	24,067.70	7,716.59	42,945.31	23,821.69	55,157.09

	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470

Beginning Cash Position	77,143.35	94,808.36	19,097.73	—	—	17,076.44	16,224.56

TICO Cash Collected
SM Cash Collected	43,712.53	37,732.15	40,615.98	545,661.37		49,837.47	55,273.20
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	43,712.53	37,732.15	40,615.98	545,661.37	—	49,837.47	55,273.20

GENERAL LEDGER DEPOSITS AND TRANSFERS	(48,126.42)	(434.99)	(44,477.65)	1,100,762.05	420,681.26	(55,057.50)	(61,654.74)

Total Cash Receipts and Transfers	(4,413.89)	37,297.16	(3,861.67)	1,646,423.42	420,681.26	(5,220.03)	(6,381.54)

Cash Disbursements - Loans
Loan Proceeds Checks				1,373,188.22
Expenses related to Loans				56,882.27

Subtotal - Loans	—	—	—	1,430,070.49	—	—	—

Cash Disbursements - Other
Advertising				15,186.93
Bank Charges	—
Claims Funding*				16,830.12
Company Auto				744.58
Computer Costs				998.81
Dues And Subscriptions				—
Employee Reimbursements - collections exp				—
Equipment Rental				—
Fixed Assets				—
Forms & Printing				20,406.03
Insurance				3,825.04
Meals & Entertainment				1,758.70
Miscellaneous				1,160.00
Office Expense				1,826.35
Postage				7,788.22
Prepaid Expenses				—
Prepaid Software ABS				7,106.54
Professional Fees-Ordinary Course				218.13
Rent				55,104.34
Repairs & Maintenance				4,495.27
Roadgard				—
Seminars & Meetings				255.00
Taxes & Licenses				910.70
Telephone				31,102.70
Temporary Agency Staff				—
Travel				7,067.05
Utilities				13,212.99
Interest to Finova				—
Payroll Paid TTG				—
Payroll Paid SMC					420,681.26
Restructuring Officer				—
Insurance Renewal				—
Voyager Payment				—
Pre-Filing Prepays				—
Deposit to Lender				—
US Trustee				—
Bankruptcy Professionals				—
Other				26,355.43

Total Other Cash Disbursements	—	—	—	216,352.93	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,646,423.42	420,681.26	—	—

	72,729.46	132,105.52	15,236.06	—	—	11,856.41	9,843.02

Book Balance per bank rec.	72,729.46	132,105.52	15,236.06			11,856.41	9,843.02

64

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total

Beginning Cash Position	23,969.62	17,828.37	18,027.74	16,409.26	38,386.62	889,776.62	—	—	889,776.62

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	35,556.69	41,827.63	37,553.93	53,164.24	135,363.76	2,673,147.34	—	—	2,673,147.34
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	35,556.69	41,827.63	37,553.93	53,164.24	135,363.76	2,673,147.34	—	—	2,673,147.34

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(35,440.96)	(45,196.73)	(42,906.60)	(60,197.58)	(136,721.92)	(1,182,072.09)	420,681.26	—	(761,390.83)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	115.73	(3,369.10)	(5,352.67)	(7,033.34)	(1,358.16)	1,491,075.25	420,681.26	—	1,911,756.51	—

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						1,373,188.22	—		1,373,188.22
Expenses related to Loans						56,882.27	—		56,882.27

Subtotal - Loans	—	—	—	—	—	1,430,070.49	—	—	1,430,070.49

							—
							—
Cash Disbursements - Other							—
Advertising						15,186.93	—	—	15,186.93
Bank Charges					—	—		—	—
Claims Funding*						16,830.12	—		16,830.12
Company Auto						744.58	—	—	744.58
Computer Costs						998.81	—	—	998.81
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						20,406.03	—	—	20,406.03
Insurance						3,825.04	—	—	3,825.04
Meals & Entertainment						1,758.70	—	—	1,758.70
Miscellaneous						1,160.00	—	—	1,160.00
Office Expense						1,826.35	—	—	1,826.35
Postage						7,788.22	—	—	7,788.22
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						7,106.54	—	—	7,106.54
Professional Fees-Ordinary Course						218.13	—	—	218.13
Rent						55,104.34	—	—	55,104.34
Repairs & Maintenance						4,495.27	—	—	4,495.27
Roadgard						—	—	—	—
Seminars & Meetings						255.00	—	—	255.00
Taxes & Licenses						910.70	—	—	910.70
Telephone						31,102.70	—	—	31,102.70
Temporary Agency Staff						—	—	—	—
Travel						7,067.05	—	—	7,067.05
Utilities						13,212.99	—	—	13,212.99
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						26,355.43	—	—	26,355.43

Total Other Cash Disbursements	—	—	—	—	—	216,352.93	420,681.26	—	637,034.19

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,646,423.42	420,681.26	—	2,067,104.68

	24,085.35	14,459.27	12,675.07	9,375.92	37,028.46	734,428.45	—	—	734,428.45

Book Balance per bank rec.	24,085.35	14,459.27	12,675.07	9,375.92	37,028.46

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	1,341,282.46
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,341,282.46

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc. 03-13213	Case No. 03-13213
Monthly Court Report for March-05
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,299,267.79	1,299,267.79		1,299,267.79	—	—	1,299,267.79
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	9,180.93	9,180.93		9,180.93	—	—	9,180.93

SUBTOTAL	1,308,448.72	1,308,448.72	—	1,308,448.72	—	—	1,308,448.72

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	32,833.74	(125,526.46)	158,360.20	(125,526.46)	158,360.20	—	32,833.74
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,341,282.46	1,182,922.26	158,360.20	1,182,922.26	158,360.20	—	1,341,282.46

Cash Disbursements - Loans
Loan Proceeds Checks	731,786.29	731,786.29		731,786.29			731,786.29
Expenses related to Loans	40,322.36	40,322.36		40,322.36			40,322.36

Subtotal - Loans	772,108.65	772,108.65	—	772,108.65	—	—	772,108.65

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	5,955.98	5,955.98		5,955.98			5,955.98
Bank Charges	—	—		—	—	—	—
Claims Funding*	12,717.54	12,717.54		12,717.54			12,717.54
Company Auto	—	—		—	—	—	—
Computer Costs	1,622.65	1,622.65		1,622.65	—	—	1,622.65
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	506.76	506.76		506.76	—	—	506.76
Forms & Printing	7,517.86	7,517.86		7,517.86	—	—	7,517.86
Insurance	1,709.36	1,709.36		1,709.36	—	—	1,709.36
Meals & Entertainment	29.53	29.53		29.53	—	—	29.53
Miscellaneous	1,000.00	1,000.00		1,000.00	—	—	1,000.00
Office Expense	1,066.80	1,066.80		1,066.80	—	—	1,066.80
Postage	6,175.31	6,175.31		6,175.31	—	—	6,175.31
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,700.72	2,700.72		2,700.72	—	—	2,700.72
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,353.23	19,353.23		19,353.23	—	—	19,353.23
Repairs & Maintenance	3,039.04	3,039.04		3,039.04	—	—	3,039.04
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	7,033.25	7,033.25		7,033.25	—	—	7,033.25
Telephone	12,221.14	12,221.14		12,221.14	—	—	12,221.14
Temporary Agency Staff	—	—		—	—	—	—
Travel	187.83	187.83		187.83	—	—	187.83
Utilities	5,536.83	5,536.83		5,536.83	—	—	5,536.83
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	394,831.80	236,471.60	158,360.20	236,471.60	158,360.20	—	394,831.80
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	80,775.24	80,775.24		80,775.24	—	—	80,775.24
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	5,192.94	5,192.94		5,192.94	—	—	5,192.94

Total Other Cash Disbursements	569,173.81	410,813.61	158,360.20	410,813.61	158,360.20	—	569,173.81

TOTAL ALL CASH DISBURSEMENTS	1,341,282.46	1,182,922.26	158,360.20	1,182,922.26	158,360.20	—	1,341,282.46

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	1,409,740.48
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,409,740.48

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for March-05
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	38,048.62	12,972.02	25,076.60	—	—	38,048.62	—	—	38,048.62

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,212,371.86	44,714.63	105,760.03	1,061,897.20		1,212,371.86	—	—	1,212,371.86
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,212,371.86	44,714.63	105,760.03	1,061,897.20	—	1,212,371.86	—	—	1,212,371.86

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	186,788.10	(45,319.15)	(115,736.03)	165,006.96	182,836.32	3,951.78	182,836.32	—	186,788.10
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,399,159.96	(604.52)	(9,976.00)	1,226,904.16	182,836.32	1,216,323.64	182,836.32	—	1,399,159.96

Cash Disbursements - Loans
						—
Loan Proceeds Checks	647,234.94			647,234.94		647,234.94			647,234.94
Expenses related to Loans	42,165.75			42,165.75		42,165.75			42,165.75

Subtotal - Loans	689,400.69	—	—	689,400.69	—	689,400.69	—	—	689,400.69

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	6,964.05			6,964.05		6,964.05			6,964.05
Bank Charges	—			—		—	—	—	—
Claims Funding*	7,889.68			7,889.68		7,889.68			7,889.68
Company Auto	981.89			981.89		981.89	—	—	981.89
Computer Costs	2,132.11			2,132.11		2,132.11	—	—	2,132.11
Dues And Subscriptions	2,420.00			2,420.00		2,420.00	—	—	2,420.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	53.50			53.50		53.50	—	—	53.50
Fixed Assets	987.26			987.26		987.26	—	—	987.26
Forms & Printing	7,406.57			7,406.57		7,406.57	—	—	7,406.57
Insurance	1,599.47			1,599.47		1,599.47	—	—	1,599.47
Meals & Entertainment	792.96			792.96		792.96	—	—	792.96
Miscellaneous	1,080.00			1,080.00		1,080.00	—	—	1,080.00
Office Expense	828.67			828.67		828.67	—	—	828.67
Postage	4,040.27			4,040.27		4,040.27	—	—	4,040.27
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,700.72			2,700.72		2,700.72	—	—	2,700.72
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	25,077.88			25,077.88		25,077.88	—	—	25,077.88
Repairs & Maintenance	2,340.77			2,340.77		2,340.77	—	—	2,340.77
Roadgard	—			—		—	—	—	—
Seminars & Meetings	345.00			345.00		345.00	—	—	345.00
Taxes & Licenses	7,434.69			7,434.69		7,434.69	—	—	7,434.69
Telephone	17,298.75			17,298.75		17,298.75	—	—	17,298.75
Temporary Agency Staff	—			—		—	—	—	—
Travel	2,107.55			2,107.55		2,107.55	—	—	2,107.55
Utilities	7,158.13			7,158.13		7,158.13	—	—	7,158.13
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	472,889.09			290,052.77	182,836.32	290,052.77	182,836.32	—	472,889.09
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	139,327.80			139,327.80		139,327.80	—	—	139,327.80
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	6,482.98			6,482.98		6,482.98	—	—	6,482.98

Total Other Cash Disbursements	720,339.79	—	—	537,503.47	182,836.32	537,503.47	182,836.32	—	720,339.79

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,409,740.48	—	—	1,226,904.16	182,836.32	1,226,904.16	182,836.32	—	1,409,740.48

	27,468.10	12,367.50	15,100.60	—	—	27,468.10	—	—	27,468.10

Book Balance per bank rec.	27,468.10	12,367.50	15,100.60

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,036,664.82
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,036,664.82

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for March-05
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	161,392.44	16,542.30	27,516.64	—	—	117,333.50	161,392.44	—	—	161,392.44

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	928,655.18	45,107.95	49,414.05	152,990.03		681,143.15	928,655.18	—	—	928,655.18
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	928,655.18	45,107.95	49,414.05	152,990.03	—	681,143.15	928,655.18	—	—	928,655.18

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	47,374.47	(47,641.47)	(52,930.92)	769,134.25	114,540.54	(735,727.93)	(67,166.07)	114,540.54	—	47,374.47
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	976,029.65	(2,533.52)	(3,516.87)	922,124.28	114,540.54	(54,584.78)	861,489.11	114,540.54	—	976,029.65

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	587,466.31			587,466.31			587,466.31			587,466.31
Expenses related to Loans	31,034.39			31,034.39			31,034.39			31,034.39

Subtotal - Loans	618,500.70	—	—	618,500.70	—	—	618,500.70	—	—	618,500.70

							—
							—
Cash Disbursements - Other							—
Advertising	4,700.12			4,700.12			4,700.12			4,700.12
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	11,953.03			11,953.03			11,953.03			11,953.03
Company Auto	280.00			280.00			280.00	—	—	280.00
Computer Costs	16.26			16.26			16.26	—	—	16.26
Dues And Subscriptions	350.00			350.00			350.00	—	—	350.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	29,033.32			29,033.32			29,033.32	—	—	29,033.32
Forms & Printing	4,487.93			4,487.93			4,487.93	—	—	4,487.93
Insurance	1,103.42			1,103.42			1,103.42	—	—	1,103.42
Meals & Entertainment	920.05			920.05			920.05	—	—	920.05
Miscellaneous	105.00			105.00			105.00	—	—	105.00
Office Expense	268.92			268.92			268.92	—	—	268.92
Postage	1,916.84			1,916.84			1,916.84	—	—	1,916.84
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,723.07			1,723.07			1,723.07	—	—	1,723.07
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	22,639.83			22,639.83			22,639.83	—	—	22,639.83
Repairs & Maintenance	1,988.39			1,988.39			1,988.39	—	—	1,988.39
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	1,610.84			1,610.84			1,610.84	—	—	1,610.84
Telephone	10,349.59			10,349.59			10,349.59	—	—	10,349.59
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,899.91			2,899.91			2,899.91	—	—	2,899.91
Utilities	4,774.79			4,774.79			4,774.79	—	—	4,774.79
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	316,271.17			201,730.63	114,540.54		201,730.63	114,540.54	—	316,271.17
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	771.64			771.64			771.64	—	—	771.64

Total Other Cash Disbursements	418,164.12	—	—	303,623.58	114,540.54	—	303,623.58	114,540.54	—	418,164.12

							—

TOTAL ALL CASH DISBURSEMENTS	1,036,664.82	—	—	922,124.28	114,540.54	—	922,124.28	114,540.54	—	1,036,664.82

	100,757.27	14,008.78	23,999.77	—	—	62,748.72	100,757.27	—	—	100,757.27

Book Balance per bank rec.	100,757.27	14,008.78	23,999.77			62,748.72

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	776,071.78
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$776,071.78

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for March-05
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(98,749.18)	101,190.24	539,123.39	(593,998.74)	(145,064.07)	(98,749.18)	—	—	(98,749.18)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,200,732.95		1,200,732.95		—	1,200,732.95	—	—	1,200,732.95
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	148.79	148.79				148.79	—	—	148.79

SUBTOTAL	1,200,881.74	148.79	1,200,732.95	—	—	1,200,881.74	—	—	1,200,881.74

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(592,140.76)		(1,370,643.76)	560,776.22	217,726.78	(809,867.54)	217,726.78	—	(592,140.76)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	608,740.98	148.79	(169,910.81)	560,776.22	217,726.78	391,014.20	217,726.78	—	608,740.98

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	137.77			137.77		137.77			137.77

Subtotal - Loans	137.77	—	—	137.77	—	137.77	—	—	137.77

Cash Disbursements - Other	—					—
Advertising	14,355.46			14,355.46		14,355.46			14,355.46
Bank Charges	17,256.76			17,256.76		17,256.76	—	—	17,256.76
Claims Funding*	50,754.82			50,754.82		50,754.82			50,754.82
Company Auto	895.26			895.26		895.26	—	—	895.26
Computer Costs	907.81			907.81		907.81	—	—	907.81
Dues And Subscriptions	569.83			569.83		569.83	—	—	569.83
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,313.44			3,313.44		3,313.44	—	—	3,313.44
Fixed Assets	10,849.87			10,849.87		10,849.87	—	—	10,849.87
Forms & Printing	5,969.96			5,969.96		5,969.96	—	—	5,969.96
Insurance	535.21			535.21		535.21	—	—	535.21
Meals & Entertainment	8,025.99			8,025.99		8,025.99	—	—	8,025.99
Miscellaneous	575.00			575.00		575.00	—	—	575.00
Office Expense	2,119.87			2,119.87		2,119.87	—	—	2,119.87
Postage	9,228.27			9,228.27		9,228.27	—	—	9,228.27
Prepaid Expenses	212,500.00			212,500.00		212,500.00	—	—	212,500.00
Prepaid Software ABS	166.98			166.98		166.98	—	—	166.98
Professional Fees-Ordinary Course	1,306.00			1,306.00		1,306.00	—	—	1,306.00
Rent	20,881.51			20,881.51		20,881.51	—	—	20,881.51
Repairs & Maintenance	472.93			472.93		472.93	—	—	472.93
Roadgard	—			—		—	—	—	—
Seminars & Meetings	21,535.45			21,535.45		21,535.45	—	—	21,535.45
Taxes & Licenses	1,387.32			1,387.32		1,387.32	—	—	1,387.32
Telephone	8,187.89			8,187.89		8,187.89	—	—	8,187.89
Temporary Agency Staff	12,950.00			12,950.00		12,950.00	—	—	12,950.00
Travel	17,458.77			17,458.77		17,458.77	—	—	17,458.77
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	327,125.33			204,899.80	122,225.53	204,899.80	122,225.53	—	327,125.33
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	26,604.28			26,604.28		26,604.28	—	—	26,604.28

Total Other Cash Disbursements	775,934.01	—	—	653,708.48	122,225.53	653,708.48	122,225.53	—	775,934.01

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	776,071.78	—	—	653,846.25	122,225.53	653,846.25	122,225.53	—	776,071.78

	(266,079.98)	101,339.03	369,212.58	(687,068.77)	(49,562.82)	(361,581.23)	95,501.25	—	(266,079.98)

Book Balance per bank rec.	(266,079.98)	101,339.03	369,212.58	(687,068.77)	(49,562.82)
	—	—		—
			—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for March-05
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—
Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana -InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for March-05
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period March-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss)) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period March-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding,should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

3/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,131,389	—	—	3,131,389	67.8%	—	3,131,389	68.8%
I/B Income	—	—	—	—	—	—	—	0.0%	4,496	4,496	0.1%
Fee Income	—	—	—	465,833	—	—	465,833	10.1%	—	465,833	10.2%
Late Charges	18	—	—	226,199	—	—	226,217	4.9%	—	226,217	5.0%

Total Interest Income	18	—	—	3,823,421	—	—	3,823,439	82.8%	4,496	3,827,935	84.1%
Interest Expense	27	—	—	92,533	453,223	—	545,784	11.8%	849	546,633	12.0%

Net Interest Income	(9)	—	—	3,730,888	(453,223)	—	3,277,656	71.0%	3,647	3,281,302	72.1%
Provision for Loan Losses
P&L Recoveries	—	—	—	(62,492)	—	—	(62,492)	-1.4%	(323,862)	(386,354)	-8.5%
Reserves	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Cash	—	—	—	845,180	—	—	845,180	18.3%	—	845,180	18.6%

Total Provision	—	—	—	782,688	—	—	782,688	17.0%	(323,862)	458,826	10.1%
Net Interest included Provision	(9)	—	—	2,948,200	(453,223)	—	2,494,968		327,509	2,822,477
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	358,737	—	—	358,737	7.8%	(70,673)	288,064	6.3%
Insurance Commissions	—	—	—	(36,314)	—	—	(36,314)	-0.8%	—	(36,314)	-0.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	23,455	—	—	23,455	0.5%	—	23,455	0.5%
Other Income	—	—	—	391,462	56,527	—	447,990	9.7%	5	447,995	9.8%

Total Direct Income	—	—	—	737,340	56,527	—	793,867	17.2%	(70,668)	723,200	15.9%
Total Revenue	18	—	—	4,560,761	56,527	—	4,617,307	100.0%	(66,172)	4,551,135	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,346,358	68,702	—	1,415,060	30.6%	—	1,415,060	31.1%
Commissions/Bonus	—	—	—	319,005	323	—	319,327	6.9%	—	319,327	7.0%
Benefits	—	—	—	158,598	2,596	—	161,195	3.5%	—	161,195	3.5%
Taxes	—	—	—	156,498	4,628	—	161,126	3.5%	—	161,126	3.5%
Other	—	—	—	17,550	4,326	—	21,876	0.5%	—	21,876	0.5%

Total Personnel	—	—	—	1,998,009	80,575	—	2,078,584	45.0%	—	2,078,584	45.7%
Building
Rent	—	—	—	183,459	5,504	—	188,964	4.1%	—	188,964	4.2%
Utilities	—	—	—	40,451	3,452	—	43,903	1.0%	—	43,903	1.0%
Depreciation	—	—	—	57,726	8,770	—	66,495	1.4%	10,132	76,627	1.7%
Other	—	—	—	19,054	—	—	19,054	0.4%	—	19,054	0.4%

Total Building	—	—	—	300,689	17,726	—	318,415	6.9%	10,132	328,547	7.2%
Telecommunications
Telephone	122	—	—	87,780	7,983	—	95,886	2.1%	(659)	95,227	2.1%
Computers	1,026	—	—	44,434	4,158	—	49,618	1.1%	—	49,618	1.1%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,148	—	—	132,214	12,141	—	145,504	3.2%	(659)	144,844	3.2%
Advertising	—	—	—	171,986	—	—	171,986	3.7%	—	171,986	3.8%
Reinsurance Claims Expense	—	—	—	(10,528)	—	—	(10,528)	-0.2%	(10,937)	(21,465)	-0.5%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	(44,303)	(44,303)	-1.0%
Professional Fees	—	—	—	50,028	71,871	—	121,900	2.6%	—	121,900	2.7%
Collection Expense	—	—	—	1,338	—	—	1,338	0.0%	9,043	10,381	0.2%
Travel	—	—	—	150,308	403	—	150,711	3.3%	—	150,711	3.3%
Office Expense	—	—	—	114,834	7,297	—	122,131	2.6%	(63)	122,068	2.7%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	12,309	—	—	12,309	0.3%	—	12,309	0.3%
Taxes & Licenses	—	—	—	25,337	—	—	25,337	0.5%	—	25,337	0.6%
Other	—	—	—	60,663	80,196	—	140,859	3.1%	(15,433)	125,426	2.8%

Total Other Expense	—	—	—	213,142	87,494	—	300,636	6.5%	(15,496)	285,140	6.3%

Total Direct Expense	1,176	—	—	3,882,408	723,434	—	4,607,017	99.8%	(375,235)	4,231,782	93.0%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	(1,157)	—	—	678,354	(666,906)	—	10,290	0.2%	309,062	319,352	7.0%
Restructuring Expenses	—	—	—	—	942,984	—	942,984	20.4%	—	942,984	20.7%

Net Income After Restructure	(1,157)	—	—	678,354	(1,609,890)	—	(932,694)		309,062	(623,631)
Income Tax (34%)	—	—	—	261,978	—	—	261,978	5.7%	—	261,978	5.8%

Net Income	(1,157)	—	—	416,376	(1,609,890)	—	(1,194,672)	-25.9%	309,062	(885,609)	-19.5%

80

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru March 31, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,980	12,926	—	57,343,861	36	—	57,722,803	67.8%	10,166,085	67,888,888	83.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,640,359	3,640,359	4.5%
Fee Income	226,383	105,384	—	6,358,844	—	—	6,690,611	7.9%	51,566	6,742,177	8.3%
Late Charges	150,067	—	—	4,416,530	—	—	4,566,597	5.4%	1,064,348	5,630,945	6.9%

Total Interest Income	742,430	118,310	—	68,119,234	36	—	68,980,011	81.0%	14,922,359	83,902,370	103.2%
Interest Expense	113,794	52,912	0	3,061,254	3,454,778	—	6,682,738	7.8%	3,241,635	9,924,372	12.2%

Net Interest Income	628,637	65,398	(0)	65,057,980	(3,454,741)	—	62,297,273	73.1%	11,680,724	73,977,997	91.0%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(817,283)	—	—	(826,778)	-1.0%	(2,483,506)	(3,310,284)	-4.1%
Reserves	—	(20,000)	—	(757,293)	—	—	(777,293)	-0.9%	(7,657,559)	(8,434,852)	-10.4%
Cash	542,603	64,134	4,612	18,799,104	—	—	19,410,452	22.8%	21,303,124	40,713,577	50.1%

Total Provision	533,217	44,024	4,612	17,224,528	—	—	17,806,381	20.9%	11,162,060	28,968,441	35.6%
Net Interest included Provision	95,419	21,375	(4,612)	47,833,452	(3,454,741)	—	44,490,892		518,664	45,009,557
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	9,100,096	—	—	9,100,096	10.7%	1,409,509	10,509,604	12.9%
Insurance Commissions	—	—	3,223,179	(1,186,435)	—	—	2,036,744	2.4%	79,011	2,115,754	2.6%
Earned Insurance	—	—	—	—	—	—	—	0.0%	372,797	372,797	0.5%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	511,614	—	—	512,510	0.6%	—	512,510	0.6%
Other Income	—	256,832	2,040,050	1,567,902	684,152	—	4,548,936	5.3%	(20,672,815)	(16,123,879)	-19.8%

Total Direct Income	—	256,832	5,264,125	9,993,176	684,152	—	16,198,285	19.0%	(18,811,498)	(2,613,213)	-3.2%
Total Revenue	742,430	375,142	5,264,125	78,112,410	684,189	—	85,178,296	100.0%	(3,889,139)	81,289,157	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	22,190,202	1,551,395	—	25,558,285	30.0%	5,116,963	30,675,248	37.7%
Commissions/Bonus	—	58,213	366,715	3,579,526	257,247	—	4,261,701	5.0%	481,502	4,743,203	5.8%
Benefits	6,989	12,842	142,412	2,313,996	74,724	—	2,550,963	3.0%	451,031	3,001,994	3.7%
Taxes	6,914	15,553	159,820	2,423,755	145,667	—	2,751,710	3.2%	576,977	3,328,687	4.1%
Other	—	—	66,338	169,830	75,775	—	311,944	0.4%	130,139	442,083	0.5%

Total Personnel	100,067	259,140	2,293,278	30,677,309	2,104,808	—	35,434,602	41.6%	6,756,611	42,191,214	51.9%
Building
Rent	392	9,889	184,677	3,076,741	206,166	—	3,477,864	4.1%	864,595	4,342,459	5.3%
Utilities	—	216	40,071	695,006	40,967	—	776,260	0.9%	152,938	929,198	1.1%
Depreciation	40,494	2,445	84,488	1,135,698	293,755	—	1,556,881	1.8%	553,534	2,110,415	2.6%
Other	428	257	—	280,692	12,079	—	293,456	0.3%	109,340	402,795	0.5%

Total Building	41,314	12,806	309,236	5,188,137	552,967	—	6,104,461	7.2%	1,680,407	7,784,867	9.6%
Telecommunications
Telephone	5,933	6,411	89,222	1,555,395	141,460	—	1,798,421	2.1%	395,844	2,194,265	2.7%
Computers	23,955	3,315	80,347	428,339	208,015	—	743,970	0.9%	367,395	1,111,364	1.4%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.5%	91,889	484,297	0.6%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	30,754	10,141	185,601	2,334,697	373,055	—	2,934,247	3.4%	855,827	3,790,074	4.7%
Advertising	—	113	43,816	2,173,299	25,317	—	2,242,545	2.6%	163,791	2,406,335	3.0%
Reinsurance Claims Expense	—	—	—	1,221,852	—	—	1,221,852	1.4%	1,530,968	2,752,820	3.4%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	407,381	407,381	0.5%
Professional Fees	2,386	9,408	36,482	423,680	22,764,755	—	23,236,711	27.3%	79,332	23,316,043	28.7%
Collection Expense	1,860	51	—	33,812	—	—	35,722	0.0%	670,091	705,814	0.9%
Travel	—	6,620	24,540	1,550,064	124,489	—	1,705,714	2.0%	207,618	1,913,333	2.4%
Office Expense	23,071	3,158	52,550	1,824,720	213,212	—	2,116,711	2.5%	485,902	2,602,613	3.2%
Entertainment	—	68	—	110,465	35	—	110,569	0.1%	126	110,695	0.1%
Amortization	—	—	101,806	245,894	—	—	347,700	0.4%	12,568,082	12,915,782	15.9%
Taxes & Licenses	5,636	3,405	20,599	432,715	62,489	—	524,845	0.6%	201,114	725,959	0.9%
Other	1,326	29,298	567,361	2,086,957	132,001	—	2,816,944	3.3%	2,238,103	5,055,047	6.2%

Total Other Expense	30,033	35,930	742,315	4,700,753	407,738	—	5,916,769	6.9%	15,493,326	21,410,095	26.3%

Total Direct Expense	853,425	431,143	3,639,880	68,589,387	29,807,906	—	103,321,742	121.3%	42,249,047	145,570,789	179.1%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(110,995)	(56,002)	1,609,148	9,501,166	(29,044,266)	—	(18,100,950)	-21.3%	(46,180,683)	(64,281,633)	-79.1%
Income Tax (34%)	—	—	66,684	3,218,924	5,598,039	—	8,883,646	10.4%	(6,674,996)	2,208,651	2.7%

Net Income	(110,995)	(56,002)	1,542,464	6,282,242	(34,642,305)	—	(26,984,596)	-31.7%	(39,505,687)	(66,490,283)	-81.8%

THE THAXTON GROUP MONTHLY OPERATING REPORT - March 2005	Income Statement YTD

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period March-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor -3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period March-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

3/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(4,434)	—	(7,539)	1,351,418	48,363,900	—	49,703,345	(33,457)	—	(33,457)	49,669,888
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	15,655	—	—	65,065,611	—	—	65,081,266	544,676	—	544,676	65,625,942
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(11,213,852)	—	—	(11,213,852)	(16)	—	(16)	(11,213,868)
Loss Reserve	—	—	—	(5,022,660)	(25,000)	—	(5,047,660)	(974,139)	—	(974,139)	(6,021,799)
Unearned Insurance	—	—	—	(840,985)	—	—	(840,985)	(1,960,906)	(546,012)	(2,506,918)	(3,347,904)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,606,141	811,493	—	7,417,634	679,026	—	679,026	8,096,660
Accumulated Depreciation	—	—	—	(4,880,138)	(661,971)	—	(5,542,110)	(503,339)	—	(503,339)	(6,045,449)
Accounts Receivable	73,260	—	(102)	497,200	4,731,867	—	5,302,225	1,639,361	(2,972,405)	(1,333,045)	3,969,180
Repossessed Automobiles	—	—	—	—	—	—	—	118,145	—	118,145	118,145
Intercompany Balance	571,467	57,761	(3,405,610)	(29,668,458)	75,950,256	(6,248,675)	37,256,741	(46,844,831)	9,588,090	(37,256,741)	0
Goodwill	—	—	—	18,187,201	—	—	18,187,201	—	—	—	18,187,201
Other Intangible Assets	—	—	—	556	—	—	556	—	—	—	556
Accumulated Amortization	—	—	—	(310,771)	—	—	(310,771)	—	—	—	(310,771)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	(900)	—	(900)	(900)
DAC Commissions	—	—	—	—	—	—	—		179,201	179,201	179,201
Prepaid Assets	—	—	—	744,493	17,534	—	762,027	25,449	—	25,449	787,477
Other Assets	—	—	—	12,623	142,365	—	154,988	11,696	83,822	95,518	250,505

Total Assets	655,949	57,761	(3,413,251)	40,528,378	153,688,051	(18,409,595)	173,107,292	(47,299,236)	6,332,695	(40,966,541)	132,140,751
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,737,371	—	2,738,881	32,347	—	32,347	2,771,228
Notes Payable	—	—	67,738	—	60,462,870	—	60,530,608	—	—	—	60,530,608
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,058	—	1,896,058	122,801,348
Accounts Payable	4,236	1,509	13,541	627,862	84,025	—	731,173	493,774	326,951	820,725	1,551,898
Employee Savings	—	—	—	289	1,060,395	—	1,060,684	—	—	—	1,060,684
Income Taxes Payable	—	—	—	2,938,969	(4,600)	—	2,934,369	—	124,370	124,370	3,058,739
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	4,081	—	—	2,161,555	66,650	—	2,232,286	29,159	8,171	37,330	2,269,616
Other Liabilities	296,174	—	—	546,990	13,117	—	856,281	60,274	240,164	300,438	1,156,719

Total Liabilities	304,491	1,509	82,789	6,275,664	185,325,117	—	191,989,571	2,511,612	917,052	3,428,664	195,418,234
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	34,948,955	(33,818,752)	(18,010,334)	(22,047,842)	(50,042,021)	5,106,090	(44,935,931)	(66,983,773)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(5,352)	—	—	988,230	(6,287,163)	—	(5,304,284)	231,173	309,553	540,726	(4,763,558)

Total Stockholders’ Equity	351,458	56,252	(3,496,040)	34,252,714	(31,637,066)	(18,409,595)	(18,882,278)	(49,810,848)	5,415,643	(44,395,205)	(63,277,483)
Total Liabilities & Stockholders’ Equity	655,949	57,761	(3,413,251)	40,528,378	153,688,051	(18,409,595)	173,107,292	(47,299,236)	6,332,695	(40,966,541)	132,140,751

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period March 31, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$156,860.39	$156,860.39	Bi-Weekly	EFT	0
FICA-Employee	0	$96,150.62	$96,150.62	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$7,757.46	$7,757.46	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$388,792.45	$388,792.45	$0.00		$0.00

State and Local
Withholding	0	$43,948.55	$43,948.55	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0
Personal Property
Other:	0	166,110.00	$166,110.00			0

Total State and Local Taxes	$0.00	$210,058.55	$210,058.55	$0.00		$0.00

TOTAL TAXES		$598,851.00	$598,851.00			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for March-05

	Consolidated Totals	TICO- AL	TICO- GA	TICO- DE	TICO- MS	TICO- NC	TICO- OH	MODERN REC	TICO- SC	TICO- TN	TICO- HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	59,716.16	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	18,110.22	0.00	0.00	0.00	41,605.94
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	59,716.16	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	18,110.22	0.00	0.00	0.00	41,605.94

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	63,963.76	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	18,110.22	0.00	0.00	0.00	45,853.54
Employee Witholding of Insurance/etc	(4,247.60)														(4,247.60)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	59,716.16	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	18,110.22	0.00	0.00	0.00	41,605.94

	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(44.64)	0.00	(44.64)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	59,716.16	0.00	59,716.16
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	59,716.16	0.00	59,716.16

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	63,963.76		63,963.76
Employee Withholding of Insurance/etc	0.00	(4,247.60)		(4,247.60)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	59,716.16	0.00	59,716.16

	0.00	(44.64)	0.00	(44.64)

PAYROLL - THE THAXTON GROUP

	Period Ending 3/4/2005	Period Ending 3/18/2005	Period Ending	Total
Corporate
Salary expense	$24,416.29	$17,647.07	$—	$42,063.36
FICA/FUTA/SUTA	$1,989.39	$1,360.64	$—	$3,350.03
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$51.75		$51.75
Bonus	$—	$50.92		$50.92

Total	$26,574.42	$19,279.12	$—	$45,853.54

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$6,717.77	$9,509.02	$—	$16,226.79
FICA/FUTA/SUTA	$574.70	$703.40	$—	$1,278.10
401(k) match	$152.85	$180.76	$—	$333.61
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$271.72	$—	$—	$271.72

Total	$7,717.04	$10,393.18	$—	$18,110.22

Period Total	$34,291.46	$29,672.30	$—	$63,963.76

401(k) payable	$(1,319.87)	$(1,403.61)	$—	$(2,723.48)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(31.82)	$(31.82)	$—	$(63.64)
Life insurance	$(28.30)	$(28.30)	$—	$(56.60)
Contingent health liability	$(676.08)	$(676.08)	$—	$(1,352.16)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$32,209.53	$27,506.63	$—	$59,716.16
	$(2,081.93)	$(2,165.67)	$—	$(4,247.60)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$21,985.61	$19,047.68	$—	$41,033.29
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$3,630.19	$3,021.04	$—	$6,651.23
EE SS Tax	$1,908.14	$1,650.90	$—	$3,559.04
ER SS Tax	$1,908.13	$1,650.91	$—	$3,559.04
EE Med Tax	$446.24	$386.12	$—	$832.36
ER Med Tax	$446.26	$386.10	$—	$832.36
State/local Tax	$1,675.26	$1,336.85	$—	$3,012.11
Futa	$59.91	$7.72		$67.63
Suta	$149.79	$19.31		$169.10
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$32,209.53	$27,506.63	$—	$59,716.16

				$—
reconciliation	$—	$—	$—	$—
Accrual	$2,081.93	$2,165.67	$—	$4,247.60

PAYROLL - TICO

	Period Ending 3/4/2005	Period Ending 3/18/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$6,717.77	$9,509.02	$—	$16,226.79
FICA/FUTA/SUTA	$574.70	$703.40	$—	$1,278.10
401(k) match	$152.85	$180.76	$—	$333.61
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$271.72	$—	$—	$271.72

Total	$7,717.04	$10,393.18	$—	$18,110.22

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$7,717.04	$10,393.18	$—	$18,110.22

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia		540439122
Monthly Court Report for March-05		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(145,064.07)	—	—	—	—	—		(145,064.07)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,475,667.40	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	217,726.78
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,475,667.40	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	217,726.78

Cash Disbursements - Loans
Gross Wages	1,568,185.81	52,729.83	484,996.27	415,085.95	190,429.42	150,635.99	135,011.43	139,296.92
Federal Tax	150,209.16	4,281.92	46,940.77	40,482.15	18,507.46	9,611.83	14,776.76	15,608.27
SS Tax	92,591.58	3,187.70	28,858.26	24,614.59	11,608.31	8,738.55	8,202.98	7,381.19
Med Tax	22,248.34	745.52	6,907.25	5,906.09	2,714.89	2,128.49	1,918.44	1,927.66
EIC	(70.36)	—	—	(70.36)	—	—	—	—
State Tax	40,936.44	2,016.00	100.78	18,639.35	8,028.41	5,178.40	143.37	6,830.13
Advance	1,000.00	—	275.00	400.00	200.00	—	—	125.00
Mileage	(38,026.44)	(1,069.04)	(11,935.76)	(16,565.64)	(3,987.66)	—	(4,468.34)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	25.00	—	—	—	25.00	—	—	—
STD	2,036.88	83.10	698.04	448.74	221.60	232.68	196.67	156.05
Medical	24,905.41	1,118.32	6,122.44	5,542.54	2,307.72	2,883.22	2,036.87	4,894.30
401K Loans	5,329.11	—	2,644.64	1,230.04	408.77	—	—	1,045.66
401K Deducts	21,023.76	983.44	6,639.78	6,674.13	2,119.69	116.64	354.36	4,135.72
AHL Dental	5,459.26	148.40	1,325.24	1,372.82	781.22	803.08	574.64	453.86
AHL Cancer	1,348.02	48.84	459.12	294.32	117.08	162.72	95.70	170.24
AHL Life	3,232.21	161.04	924.23	727.32	462.66	464.88	281.50	210.58
Flex Med	1,974.60	—	466.04	535.36	—	—	—	973.20
Dep Care	317.24	—	269.24	48.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	115.00	4.00	41.00	30.00	12.00	6.00	18.00	4.00
Garnishment	1,096.80	278.80	397.06	242.52	—	—	178.42	—
Bankrpc	440.00	—	—	—	440.00	—	—	—
Child support	11,648.04	378.68	4,390.14	2,089.84	1,294.66	241.02	2,143.50	1,110.20
Tax Levy	740.00	—	—	700.00	40.00	—	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	348,580.05	12,366.72	95,523.27	93,341.81	45,301.81	30,567.51	26,452.87	45,026.06
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	13,924.84	657.48	4,787.20	3,032.36	1,774.66	241.02	2,321.92	1,110.20
Federal Tax	150,209.16	4,281.92	46,940.77	40,482.15	18,507.46	9,611.83	14,776.76	15,608.27
EE SS Tax	92,591.58	3,187.70	28,858.26	24,614.59	11,608.31	8,738.55	8,202.98	7,381.19
ER SS Tax	92,591.61	3,187.69	28,858.28	24,614.57	11,608.28	8,738.60	8,202.99	7,381.20
EE Med Tax	22,248.34	745.52	6,907.25	5,906.09	2,714.89	2,128.49	1,918.44	1,927.66
ER Med Tax	22,248.25	745.50	6,907.29	5,906.07	2,714.85	2,128.49	1,918.43	1,927.62
State Tax	40,936.44	2,016.00	100.78	18,639.35	8,028.41	5,178.40	143.37	6,830.13
Futa	7,689.83	250.37	2,632.44	1,861.34	879.47	1,054.16	750.80	261.25
Suta	34,926.03	630.39	10,975.54	7,787.88	6,827.95	4,603.00	2,941.05	1,160.22
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(49,562.82)	—	—	—	—	—	—	(49,562.82)

Book Balance per bank rec.	(49,562.82)		—		—	—		(49,562.82)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No. –
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(145,064.07)	—	(145,064.07)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,475,667.40	—	1,475,667.40
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,475,667.40	—	1,475,667.40	—

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,568,185.81
Federal Tax	—	150,209.16
SS Tax	—	92,591.58	—	92,591.58
Med Tax	—	22,248.34
EIC	—	(70.36)	—	(70.36)
State Tax	—	40,936.44	—	40,936.44
Advance	—	1,000.00	—	1,000.00
Mileage	—	(38,026.44)	—	(38,026.44)
Miscellaneous	—	—	—	—
Shortage	—	25.00	—	25.00
STD	—	2,036.88	—	2,036.88
Medical	—	24,905.41	—	24,905.41
401K Loans	—	5,329.11	—	5,329.11
401K Deducts	—	21,023.76	—	21,023.76
AHL Dental	—	5,459.26	—	5,459.26
AHL Cancer	—	1,348.02	—	1,348.02
AHL Life	—	3,232.21	—	3,232.21
Flex Med	—	1,974.60	—	1,974.60
Dep Care	—	317.24	—	317.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	115.00	—	115.00
Garnishment	—	1,096.80	—	1,096.80
Bankrpc	—	440.00	—	440.00
Child support	—	11,648.04	—	11,648.04
Tax Levy	—	740.00	—	740.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	348,580.05	—	348,580.05
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	13,924.84	—	13,924.84
Federal Tax	—	150,209.16		150,209.16
EE SS Tax	—	92,591.58		92,591.58
ER SS Tax	—	92,591.61		92,591.61
EE Med Tax	—	22,248.34		22,248.34
ER Med Tax	—	22,248.25		22,248.25
State Tax	—	40,936.44		40,936.44
Futa	—	7,689.83		7,689.83
Suta	—	34,926.03		34,926.03
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(49,562.82)	—	(49,562.82)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period March-05

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$65,576,289
Plus Amounts billed during the period	$10,058,111
Sold Receivables during month
Less Amounts collected during the period	($10,075,205)

Total Accounts Receivable at the end of the reporting period	$65,559,195

Accounts Receivable Aging	Amount
0-30 days old	$62,129,711
31-60 days old	$1,186,241
61-90 days old	$738,212
91+ days old	$1,505,031
Total Accounts Receivable	$65,559,195
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$65,559,195

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possess in account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 03/31/2005

Aged Accounts Receivable

(Gross Balance as of 03/31/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$60,019,106	$59,859,769	$158,015	$—	$1,322
Potential (1-30)	$2,110,605	$2,084,543	$23,962	$—	$2,100
31-60 Days	$1,186,241	$1,123,576	$62,665	$—	$—
61-90 Days	$738,212	$725,896	$12,102	$—	$214
91 and Over	$1,505,031	$1,271,827	$221,186	$—	$12,019
Total Delinquency	$5,540,089	$5,205,841	$319,915	$—	$14,333

Total Gross Receivables	$65,559,195	$65,065,611	$477,930	$—	$15,655

Post Accounts Payable
(As of 03/31/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

Prepared by Danny Bufford

THE THAXTON GROUP
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	CASES 03-13182 - 03-13213
Monthly Court Report for Mar-05	JOINTLY ADMINISTERED

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter Company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	77,332,444.41	—	—	(3,405,610.00)	57,761.00	574,381.00	—	(34,412,076.47)	(47,195,950.94)
Cash Transfers between companies	—		(975,299.37)							890,543.84	84,755.53
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies)	0.00 —		(221,323.90)					(2,913.80)		230,465.17	(6,227.47)
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		93,380.40							(92,531.40)	(849.00)
Payroll	—		(5,505.00)							5,505.00
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—		(273,441.09)								273,441.09
Cherokee return premium	—

General Ledger as of 02/28/05	(0.00)	6,248,675.00	75,950,255.45	—	—	(3,405,610.00)	57,761.00	571,467.20	—	(33,378,093.86)	(46,844,830.79)

	(0.00)	6,248,675.00	75,950,255.45	—	—	(3,405,610.00)	57,761.00	571,467.20	—	(33,378,093.86)	(46,844,830.79)

Balance Sheet - March 31, 2005	—	6,248,675.00	75,950,256.00			(3,405,610.00)	57,761.00	571,467.00		(33,378,094.00)	(46,844,831.00)